ITT HARTFORD LIFE AND
ANNUITY INSURANCE COMPANY          PUTNAM CAPITAL MANAGER LIFE
P. O. BOX 2999                     Modified Single Premium
HARTFORD, CT  06104-2999           Variable Life Insurance
TELEPHONE (800) 231-5453           Contracts

This prospectus describes Putnam Capital Manager Life, a modified single premium variable life insurance contract ("Contract" or "Contracts") offered by ITT Hartford Life and Annuity Insurance Company ("ITT Hartford") to applicants age 90 and under. The Contract lets the Contract Owner pay a single premium and, subject to restrictions, additional premiums.

The Contract is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page ___. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS.

Generally, the minimum initial premium ITT Hartford will accept is $10,000. The initial premium will be allocated to the PCM Money Market Fund Sub-Account. After the Right to Cancel Period has expired, the amount so allocated will be transferred to the Funds specified in the Contract Owner's application. The following underlying investment portfolios ("Funds") of Putnam Variable Trust are available under the Contracts: Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Funds to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Deduction Amount"). The Contract may terminate if the Cash Surrender Value is insufficient to cover a Deduction Amount and, after expiration of a specified period, no additional premium payments are made.

The Contracts provide for a Face Amount, which is the minimum death benefit under the Contract. The death benefit ("Death Benefit") may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the

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Funds to which premiums have been allocated.  However, while the Contract is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, we will pay the death proceeds ("Death Proceeds") to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1996
Revised effective: January 2, 1997

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                               SPECIAL TERMS


As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Contract.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial withdrawal that is not subject to the contingent deferred sales charge. This amount in any Contract year is the greater of 10% of premiums or 100% of cumulative earnings (Account Value less premiums paid).

CASH SURRENDER VALUE: The Account Value less any contingent deferred sales charge and additional premium tax charge and all Indebtedness.

CODE:  The Internal Revenue Code of 1986, as amended.

CONTRACT ANNIVERSARY:  The yearly anniversary of the Contract Date.

CONTRACT DATE: A date not later than three business days after receipt of the initial premium at ITT Hartford's Home Office.

CONTRACT OWNER: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

CONTRACT YEARS:  Annual periods computed from the Contract Date.

COVERAGE AMOUNT:  The Death Benefit less the Account Value.

DEATH BENEFIT:  The greater of (1) the Face Amount specified in the Contract or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Contract.

DEATH PROCEEDS: The amount that we will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Contract Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Contract Date, the initial Face Amount is the amount shown on the Contract's Specifications page. Thereafter, the Face Amount is reduced by any

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partial withdrawals.

FUNDS: Currently, the portfolios of Putnam Variable Trust described on page __ of this Prospectus.

GUIDELINE SINGLE PREMIUM: The "Guideline Single Premium" as defined in Section 7702 of the Code.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to ITT Hartford by the Contract Owner. These monies include all outstanding loans on the Contract, including any interest due or accrued Deduction Amount or annual maintenance fee.

INSURED:  The person on whose life the Contract is issued.

LOAN ACCOUNT: An account in ITT Hartford's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which the Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date.

SEPARATE ACCOUNT: Separate Account Five, an account established by ITT Hartford to separate the assets funding the Contracts from other assets of ITT Hartford.

SUB-ACCOUNT: The subdivisions of the Separate Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Funds.

TRUST:  Putnam Variable Trust.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

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                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
THE COMPANY  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
THE SEPARATE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Funds  . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Investment Adviser . . . . . . . . . . . . . . . . . . . . . . .
 THE CONTRACT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Application for a Contract . . .. . . . . . . . . . . . . . . . .
         Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Allocation of Premiums . . . . . . . . . . . . . . . . . . . . .
         Accumulation Unit Values . .  . . . . . . . . . . . . . . . . . .
DEDUCTIONS AND CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . .
         Monthly Deductions . . . . . . . . . . . . . . . . . . . . . . .
         Annual Maintenance Fee . . . . . . . . . . . . . . . . . . . . .
         Taxes Charged against the Separate Account   . . . . . . . . . .
         Charges Against the Funds  . . . . . . . . . . . . . . . . . . .
         Contingent Deferred Sales Charge .  . . . . . . . . . . . . . . .
         Premium Tax Charge . . . . . . . . . . . . . . . . . . . . . . .

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
                                                                           PAGE
                                                                           ----
CONTRACT BENEFITS AND RIGHTS . .. . . . .  . . . . . . . . . . . . . . . .

         Death Benefit  . . . . .. . . . . . . . . . . . . . . .  . . . .
         Account Value .  . . . .. . . . . . . . . . . . . .  . . . . . .
         Transfer of Account Value  . . . . . . . . . . . .  . . . . . . .
         Contract Loans . . . . . .. . . . . . . . . . . . . . .  . . . .
         Amount Payable on Surrender of the Contract  . . . . . . . . . .
         Partial Withdrawals  . . . . . . . . . .  . . . . . . . . . . . .
         Benefits at Maturity . . . . . . . . . . . . .  . . . . . . . . .
         Lapse and Reinstatement  . . . . .  . . . . . . . . . . . . . . .
         Cancellation and Exchange Rights . .  . . .  . . . . . . . . . .
         Suspension of Valuation, Payments and Transfers  . . . . . . . .

LAST SURVIVOR CONTRACTS.. . . . . . . . . . . . . . . . . . . . . . . . .

OTHER MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

        Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .
        Statements to Contract Owners   . . . . . . . . . . . . . . . . .
        Limit on Right to Contest  . . . . . . . . . . . . . . . . . . . .

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
                                                                           PAGE
                                                                           ----
        Misstatement as to Age and Sex . . . . . . . . . . . . . . . . . .
        Payment Options  . . . . . . . . . . . . . . . . . . . . . . . . .
        Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . .
        Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        Dividends   . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXECUTIVE OFFICERS AND DIRECTORS

DISTRIBUTION OF THE CONTRACTS

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

FEDERAL TAX CONSIDERATIONS

   General
   Taxation of ITT Hartford and the Separate Account
   Income Taxation of Contract Benefits
   Last Survivor Contracts
   Modified Endowment Contracts
   Estate and Generation Skipping Taxes
   Diversification Requirements
   Ownership of the Assets in the Separate Account
   Life Insurance Purchased for Use in Split Dollar Arrangements
   Federal Income Tax Withholding
   Non-Individual Ownership of Contracts


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
                                                                           PAGE
                                                                           ----
   Other
   Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

LEGAL PROCEEDINGS

LEGAL MATTERS

EXPERTS

REGISTRATION STATEMENT

APPENDIX A

             The Contracts may not be available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

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                                   SUMMARY


THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the cash values among the Funds.

The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page ___.

THE SEPARATE ACCOUNT AND THE FUNDS

Separate Account Five ("Separate Account") funds the variable life insurance Contracts offered by this prospectus. ITT Hartford established the Separate Account pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Contracts currently offer sixteen (16) sub-accounts ("Sub-Accounts"), each investing exclusively in a Fund. If an initial premium is submitted with an application for a Contract, it will be allocated, within three business days of receipt at ITT Hartford's Home Office, to the PCM Money Market Fund Sub-Account. After the expiration of the Right to Cancel Period, the values in the PCM Money Market Fund Sub-Account will be allocated to one or more of the Funds as specified in the Contract Owner's application. See "The Contract - Allocation of Premiums," page __.

Currently, the Funds of Putnam Variable Trust available under the Contracts are:
Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund. Applicants should read the prospectus for the Funds accompanying this prospectus in connection with the purchase of a Contract. The investment objectives of the Funds are as set forth in "The Separate Account," page __.

The following table shows expenses for the Funds in 1995:

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                        ANNUAL FUND OPERATING EXPENSES
                        (AS PERCENTAGE OF NET ASSETS)

                                                                         Total Fund
                                            Management       Other       Operating
                                               Fees         Expenses      Expenses
                                            ----------      --------     ----------
EXPENSES
Putnam VT Asia Pacific Growth Fund (1)        0.80%          0.90%          1.70%
Putnam VT Diversified Income Fund             0.70%          0.15%          0.85%
Putnam VT Global Asset Allocation Fund        0.70%          0.14%          0.84%
Putnam VT Global Growth Fund                  0.60%          0.15%          0.75%
Putnam VT Growth and Income Fund              0.52%          0.05%          0.57%
Putnam VT High Yield Fund                     0.70%          0.09%          0.79%
Putnam VT International Growth Fund (2)       0.80%          0.18%          0.98%
Putnam VT International Growth  (2)           0.80%          0.17%          0.97%
     and Income Fund
Putnam VT International New (2)               1.20%          0.19%          1.39%
     Opportunities Fund
Putnam VT Money Market Fund                   0.45%          0.12%          0.57%
Putnam VT New Opportunities Fund              0.70%          0.14%          0.84%
Putnam VT New Value Fund (2)                  0.70%          0.13%          0.83%
Putnam VT U.S. Government and High
   Quality Bond Fund                          0.61%          0.09%          0.70%
Putnam VT Utilities Growth and Income
Fund (3)                                      0.70%          0.08%          0.78%
Putnam VT Vista Fund (2)                      0.65%          0.16%          0.81%
Putnam VT Voyager Fund                        0.62%          0.06%          0.68%

---------------------
(1) The annualized total expenses and management fees shown above for the Putnam VT Asia Pacific Growth Fund reflect the termination of an expense limitation in effect for the period. Actual annualized management fees and total expenses would have been 0.33% and 1.22%, respectively.

(2) Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Value Fund, and Putnam VT Vista Fund are new funds; operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year.

(3) On July 11, 1996, shareholders approved an increase in the fees payable to Putnam Management under the Management Contract for the Putnam VT Utilities Growth and Income Fund. The management fees and total expenses shown in the table have been restated to reflect the increase. Actual management fees and total expenses were 0.60% and 0.68%, respectively.

The investment adviser for all the Funds is Putnam Investment Management, Inc. See "The Separate Account," page __.

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PREMIUMS

The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between the ages of 35 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 35 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. ITT Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium ITT Hartford will accept is $10,000. ITT Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

DEDUCTIONS AND CHARGES

On the Contract Date and on each Monthly Activity Date, ITT Hartford will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Contract. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge and a mortality and expense risk charge. The monthly cost of insurance charge is to cover ITT Hartford's anticipated mortality costs. In addition, ITT Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates ITT Hartford for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. ITT Hartford will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.40%. This charge compensates ITT Hartford for administrative expenses incurred in the administration of the Separate Account and the Contracts. ITT Hartford will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks ITT Hartford assumes in relation to the variable portion of the Contracts. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date the Contract may lapse. See "Deductions and Charges - Monthly Deductions," page __ and "Contract Benefits and Rights - Lapse and Reinstatement," page __.

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If the Account Value on a Contract Anniversary is less than $50,000, ITT
Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse ITT Hartford for administrative and maintenance costs of the Contracts. See "Deductions and Charges - Annual Maintenance Fee," page ___.

ITT Hartford may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges - Charges Against The Separate Account," page __ and "Federal Tax Considerations," page __.

Applicants should review the prospectuses for the Funds which accompany this prospectus for a description of the charges assessed against the assets of the Funds.

Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is
6%.  In Contract Years 6 through 7, this charge  is 4%.   In Contract Years 8
through 9, this charge is 2%. After the 9th Contract Year, there is no charge. The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by ITT Hartford in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges - Contingent Deferred Sales Charge," page ___.

During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. See "Deductions and Charges - Premium Tax Charges," page ___.

For a discussion of the tax consequences of surrender of the Contract or a partial withdrawal, see "Federal Tax Considerations," page ___.

DEATH BENEFIT

The Contracts provide for a Face Amount which is the minimum Death Benefit under the Contract. The Death Benefit may be greater than the Face Amount. At the death of the Insured, we will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract. See "Contract Benefits and Rights - Death Benefit," page __.

ACCOUNT VALUE

The Account Value of the Contract will increase or decrease to reflect the investment experience of the Funds applicable to the Contract and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Funds. See "Contract Benefits and Rights - Account Value," page __.

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CONTRACT LOANS

A Contract Owner may obtain one or both of two types of cash loans from ITT Hartford. Both types of loans are secured by the Contract. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the difference of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount. See "Contract Benefits and Rights - Contract Loans," page __.

LAPSE

Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. ITT Hartford will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Contract Benefits and Rights - Contract Loans," page __ and "Lapse and Reinstatement," page __.

CANCELLATION AND EXCHANGE RIGHTS

An applicant has a limited right to return his or her Contract for cancellation. If the applicant returns the Contract, by mail or hand delivery, to ITT Hartford or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the applicant (in certain cases, this free-look period is longer), ITT Hartford will return to the applicant within 7 days thereafter the greater of the premiums paid for the Contract or the sum of
(1) the Account Value on the date the returned Contract is received by ITT Hartford or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights - Cancellation and Exchange Rights," page __.

TAX CONSEQUENCES

The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page __.

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                                 THE COMPANY

ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"), formerly ITT Life Insurance Corporation, was originally incorporated under the laws of Wisconsin on January 9, 1956. ITT Hartford was redomiciled to Connecticut on May 1, 1996. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York. The offices of ITT Hartford are located in Minneapolis, Minnesota; however, its mailing address is P.O. Box 2999 Hartford, Connecticut 06104-2999.

ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

ITT Hartford is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. ITT Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to ITT Hartford's ability to meet its insurance obligations, including those under the Contract.

ITT Hartford is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of ITT Hartford for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once in every four years. In addition, ITT Hartford is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts. ITT Hartford is also subject to various Federal and state securities laws and regulations.

                              THE SEPARATE ACCOUNT

GENERAL

Separate Account Five ("Separate Account") is a separate account of ITT Hartford established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets for the Separate Account are not chargeable with liabilities arising out of any other

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business which ITT Hartford may conduct.

FUNDS

The underlying investments for the Contracts are shares of Putnam Variable Trust, an open-end series investment company with multiple portfolios ("Funds"). The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. The underlying Funds corresponding to each Sub-Account and their investment objectives are described below. ITT Hartford reserves the right, subject to compliance with the law, to offer additional funds with differing investment objectives. There is no assurance that any of the Funds will achieve its stated objectives.

PUTNAM VT ASIA PACIFIC GROWTH FUND

Seeks capital appreciation by investing primarily in securities of companies located in Asia and in the Pacific Basin.

PUTNAM VT DIVERSIFIED INCOME FUND

Seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: U.S. Government Sector, High Yield Sector (which invests primarily in what are commonly referred to as "junk bonds"), and International Sector. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities, and international fixed income securities.

PUTNAM VT GLOBAL GROWTH FUND

Seeks capital appreciation through a globally diversified common stock portfolio.

PUTNAM VT GROWTH AND INCOME FUND

Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

PUTNAM VT HIGH YIELD FUND

Seeks high current income by investing primarily in high-yielding, lower-rated fixed income securities (commonly referred to as "junk bonds"), constituting a diversified portfolio which Putnam Investment Management, Inc. ("Putnam Management") believes does not involve undue risk to income or principal. Capital growth is a

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secondary objective when consistent with high current
income. See the special considerations for investments in high yield securities described in the Fund prospectus.

PUTNAM VT INTERNATIONAL GROWTH FUND

Seeks capital appreciation by investing primarily equity securities of companies located in a country other than the United States.

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

Seeks capital growth, with current income as a secondary objective, by investing primarily in common stocks with potential for capital growth principally traded on markets outside the United States.

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

Seeks long term capital appreciation by investing principally in equity securities of companies in sectors of economies outside of the United States which Putnam Management believes possess above-average growth potential.

PUTNAM VT MONEY MARKET FUND

Seeks to achieve as high a level of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.

PUTNAM VT NEW OPPORTUNITIES FUND

Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

PUTNAM VT NEW VALUE FUND

Seeks long-term capital appreciation by investing primarily in common stocks that Putnam Management believes are undervalued at the time of purchase and have the potential for long-term capital appreciation.

PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by Standard & Poor's or Moody's or, if not rated, determined by Putnam Management to be of comparable quality.

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PUTNAM VT UTILITIES GROWTH AND INCOME FUND

Seeks capital growth and current income by concentrating its investments in securities issued by companies in the public utilities industries.

PUTNAM VT VISTA FUND

Seeks capital appreciation by investing in a diversified portfolio of common stocks which have the potential for above-average capital appreciation.

PUTNAM VT VOYAGER FUND

Aggressively seeks capital appreciation primarily from a portfolio of common stocks of companies that which Putnam Management believes have potential for capital appreciation which is significantly greater than that of market averages.

Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund are generally managed in styles similar to other open-end investment companies which are managed by Putnam Management and whose shares are generally offered to the public. These other Putnam Funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Funds invest, and consequently will not have identical portfolios or experience identical investment results.

The Funds are available only to serve as the underlying investment for variable annuity and variable life contracts. A full description of the Funds, their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation are contained in the accompanying Trust Prospectus which should be read in conjunction with this Prospectus before investing, and in the Trust Statement of Additional Information which may be ordered without charge from Putnam Investor Services, Inc.

It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although ITT Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policyowners, the Trust's Board of Trustees intends to monitor events in order to identify any material conflicts between such Contract Owners and policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Trustees of the Funds were to conclude that separate funds should be established for

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variable life and variable annuity separate accounts, the variable annuity
Contract holders would not bear any expenses attendant upon establishment of such separate funds.

INVESTMENT ADVISER

Putnam Management, One Post Office Square, Boston, Massachusetts, 02109, serves as the investment manager for the Funds. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate , Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.

Subject to the general oversight of the Trustees of the Trust, Putnam Management manages the Funds' portfolios in accordance with their stated investment objectives and policies, makes investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds, and administers the affairs of the Funds. For its services, the Funds pay Putnam Management a quarterly fee. See the accompanying Trust Prospectus for a more complete description of Putnam Management and the respective fees of the Funds.

                                THE CONTRACT

APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to ITT Hartford. A Contract will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to ITT Hartford. Acceptance is subject to ITT Hartford's underwriting rules and ITT Hartford reserves the right to reject an application for any reason. IF AN APPLICATION FOR A CONTRACT IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY ITT HARTFORD. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

The Contract will be effective on the Contract Date only after ITT Hartford has received all outstanding delivery requirements and received the initial premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Monthly Activity Date, Contract Months and Contract Years. The Contract Date may be prior to, or the same as, the date the Contract is issued ("Issue Date").

If the Coverage Amount is over the current limits established by ITT Hartford, the initial payment will not be accepted with the application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during

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underwriting according to the terms of a conditional receipt.  The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Contract delivery we will require a sufficient payment to place the insurance in force.

PREMIUMS

The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between ages 35 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 35 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. ITT Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium ITT Hartford will accept is $10,000. ITT Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

ALLOCATION OF PREMIUMS

Within three business days of receipt of a completed application and the initial premium at ITT Hartford's Home Office, ITT Hartford will allocate the entire premium to the PCM Money Market Fund Sub-Account. After the expiration of the Right To Cancel Period the Account Value in the PCM Money Market Fund Sub-Account will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Contract Owner directs in the application. Premiums received on or after the expiration of the Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Contract (including the initial allocation to the PCM Money Market Fund Sub-Account) will be determined first by multiplying the premium by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.

ACCUMULATION UNIT VALUES

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The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Applicants should refer to the prospectuses for the Funds which accompany this prospectus for a description of how the assets of each Fund are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Contract. See ALSO, "Contract Benefits and Rights - Account Value," page
__.

All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium, will be made on the date the request or payment is received by ITT Hartford at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

                            DEDUCTIONS AND CHARGES

MONTHLY DEDUCTIONS

On the Contract Date, and on each Monthly Activity Date after the Contract Date, ITT Hartford will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the deduction. The Deduction
Amount will vary from month to month.    If the Cash Surrender Value is not
sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights - Lapse and Reinstatement," page __. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:

COST OF INSURANCE CHARGE: The cost of insurance charge covers ITT Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the 10th Contract Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Contract Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday). (Unisex rates may be required in some states.) A table of

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guaranteed cost of insurance rates per $1,000 will be included in each
Contract; however, ITT Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the insured's substandard rating.

The Coverage Amount is first set on the Contract Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

The Coverage Amount may be adjusted to continue to qualify the Contracts as life insurance contracts under the current Federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Contract determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Contract Month is $75,000. (For an explanation of the Death Benefit, see "Contract Benefits and Rights" on page __.)

Because the Account Value and, as a result, the Coverage Amount under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

TAX EXPENSE CHARGE: ITT Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This

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charge compensates ITT Hartford for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates ITT Hartford's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, ITT Hartford does not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse ITT Hartford for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor ITT Hartford must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.


ADMINISTRATIVE CHARGE: ITT Hartford will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.40%. This charge compensates ITT Hartford for administrative expenses incurred in the administration of the Separate Account and the Contracts.

MORTALITY AND EXPENSE RISK CHARGE: ITT Hartford will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks ITT Hartford assumes in relation to the variable portion of the Contracts. The mortality risk assumed is that the cost of insurance charges specified in the Contract will be insufficient to meet claims. ITT Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date ITT Hartford receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract. ITT Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Contracts and the proceeds of the contingent deferred sales charge.

ANNUAL MAINTENANCE FEE

If the Account Value on a Contract Anniversary is less than $50,000, ITT Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse ITT Hartford for administrative and maintenance costs of the Contracts. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost ITT Hartford incurs in providing administrative services under the Contracts.

TAXES CHARGED AGAINST THE SEPARATE ACCOUNT

Currently, no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. ITT Hartford may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

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CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the prospectus for the Funds.

CONTINGENT DEFERRED SALES CHARGE

Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is
6%.  In Contract Years 6 through 7, this charge  is 4%.   In Contract Years 8
through 9, this charge  is 2%.  After the 9th Contract Year, there is no charge.

In determining the contingent deferred sales charge and the additional premium tax charge discussed below, any surrender or partial withdrawal during the first ten Contract Years will be deemed first from earnings and then from premiums paid. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by ITT Hartford in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses.

See "Contract Benefits and Rights - Amount Payable on Surrender of the Contract," page __.

PREMIUM TAX CHARGE

During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. The additional premium tax charge is shown below, as a percent of Account Value, at the end of each Contract Year:

CONTRACT
  YEAR               RATE
--------             ----
   1                 2.25%
   2                 2.00%
   3                 1.75%
   4                 1.50%
   5                 1.25%
   6                 1.00%
   7                 0.75%

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   8                 0.50%
   9                 0.25%
  10+                0.00%


After the ninth Contract Year, no additional premium tax charge will be imposed.


                         CONTRACT BENEFITS AND RIGHTS

DEATH BENEFIT

While in force, the Contract provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Contract dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value may increase the Death Benefit.
However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

      EXAMPLES:

                                         A                    B
                                        ---                  ---
      Face Amount:                    $100,000            $100,000
      Insured's Age:                        40                  40
      Account Value on Date of Death:   46,500              34,000
      Specified Percentage                250%                250%

      In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the beneficiary.

      In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000
      multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters - Payment Options," page __.

ACCOUNT VALUE

The Account Value of a Contract will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of

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the Loan Account and the monthly Deduction Amounts.  There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Funds to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract - Accumulation Unit Values," page __.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in effect and subject to ITT Hartford's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. ITT Hartford reserves the right to restrict the number of such transfers to no more than 12 per Contract Year with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of ITT Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. ITT Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, ITT Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures ITT Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

ITT Hartford may modify the right to reallocate Account Value among the Sub-Accounts if ITT Hartford determines, in its sole discretion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that ITT Hartford considers to be disadvantageous to other Contract Owners.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day ITT Hartford receives the transfer request. The number of Accumulation

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Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day ITT Hartford receives the transfer request.

CONTRACT LOANS

While the Contract is in effect, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from ITT Hartford. Both types of loans are secured by the Contract. The aggregate loans (including the currently applied for loan) may not exceed at the time a loan is requested 90% of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount.

The loan amount will be transferred pro rata from each Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will bear interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract is considered a "Preferred Loan." The loan interest rate that ITT Hartford will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

If the aggregate outstanding loan(s) secured by the Contract exceeds the Account Value of the Contract less any contingent deferred sales charges and due and unpaid Deduction Amount, ITT Hartford will give written notice to the Contract Owner that unless ITT Hartford receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Contract Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a Grace Period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights - Lapse and Reinstatement," page __.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than 4% per annum, the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than 4% per annum, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death

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                                                                         Page 27
--------------------------------------------------------------------------------

Proceeds and Cash Surrender Value otherwise payable.

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                                                                         Page 28
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AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day ITT Hartford receives the Contract Owner's written request or the date requested by the Contract Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and additional premium tax charge and all Indebtedness. ITT Hartford will pay the Cash Surrender Value of the Contract within seven days of receipt by ITT Hartford of the written request or on the effective surrender date requested by the Contract Owner, whichever is later. The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page ___.

If the Contract Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters - Payment Options," page ___), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the additional premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Options 1, 5 or 6 will be subject to the contingent deferred sales charge, if applicable.

PARTIAL WITHDRAWALS

While the Contract is in effect, a Contract Owner may elect, by written request, to make partial withdrawals from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal ITT Hartford's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Sub-Account, unless the Contract Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial withdrawal. Partial withdrawals will be deemed to be first from earnings, if any, and then from premiums paid. Partial withdrawals in excess of the Annual Withdrawal Amount will be subject to the contingent deferred sales charge and any additional premium tax charges. See "Deductions and Charges - Contingent Deferred Sales Charge, Premium Tax Charge." For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page
___.

BENEFITS AT MATURITY

If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to ITT Hartford, ITT Hartford will pay to the Contract Owner the Cash Surrender Value. In such case, the

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                                                                         Page 29
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Contract will terminate and ITT Hartford will have no further obligations under the Contract. (The Maturity Date may be extended by rider where approved, but see "Income Taxation of Contract Benefits.")

LAPSE AND REINSTATEMENT

The Contract will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. ITT Hartford will notify the Contract Owner of the deficiency in writing and will provide a 61 day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amount(s) due. The notice will indicate the amount that must be paid.

The Contract will continue through the Grace Period, but if no payment is forthcoming, it will terminate at the end of the Grace Period. If the person insured under the Contract dies during the Grace Period, the Death Proceeds payable under the Contract will be reduced by the Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights - Death Benefit," page __.

If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, ITT Hartford will require repayment of the loan before permitting reinstatement. In addition, ITT Hartford reserves the right to require evidence of insurability satisfactory to ITT Hartford.

CANCELLATION AND EXCHANGE RIGHTS

An Applicant has a limited right to return a Contract for cancellation. If the Contract is returned, by mail or personal delivery to ITT Hartford or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the Contract Owner (a longer free-look period is provided in certain cases), ITT Hartford will return to the Applicant within 7 days the greater of premiums paid for the Contract or the sum of (1) the Account Value on the date the returned Contract is received by ITT Hartford or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance contract offered by ITT Hartford (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new contract will have, at the election of the Contract Owner, either the same Coverage Amount under the exchanged contract on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged contract. If a contract loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

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                                                                         Page 30
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SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

ITT Hartford will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

                             LAST SURVIVOR CONTRACTS

The Contracts are offered on a single life and "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

1. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured to die. See the last survivor illustrations in "Appendix A," page ___.

2. To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

3. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

4. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

5. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Considerations," page ___."

                                  OTHER MATTERS

VOTING RIGHTS

In accordance with its interpretation of presently applicable law, ITT Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. ITT Hartford will vote shares

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                                                                         Page 31
--------------------------------------------------------------------------------

for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by ITT Hartford) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if ITT Hartford's present interpretation should change and, as a result, ITT Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners may cast one vote for each full or fractional Accumulation Unit owned under the Contract and allocated to a Sub-Account the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (See "Contract Benefits and Rights - Contract Loans," page __) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectuses for the Funds which accompany this prospectus to determine matters on which shareholders may vote.

ITT Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

In addition, ITT Hartford itself may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of the Funds if ITT Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If ITT Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

ITT Hartford will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Contract Year, ITT Hartford will send to Contract Owners a statement showing the Coverage Amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

ITT Hartford may not contest the validity of the Contract after it has been in effect

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                                                                         Page 32
--------------------------------------------------------------------------------

during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for 2 years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

PAYMENT OPTIONS

The surrender proceeds or Death Proceeds under the Contracts may be paid in a lump sum or may be applied to one of ITT Hartford's payment options. The minimum amount that may be applied under a payment option is $5,000 unless ITT Hartford consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Options 1 or 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

We will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The following options are available under the Contracts (ITT Hartford may offer other payment options):

Option 1:  Interest Income

This option offers payments of interest, at the rate we declare, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

Option 2:  Life Annuity

A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the

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                                                                         Page 33
--------------------------------------------------------------------------------

date of the third annuity payment, etc.

Option 3:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by ITT Hartford.

Option 4:  Joint and Last Survivor Annuity

An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by ITT Hartford, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

Option 5:  Payments for a Designated Period

An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Contract as determined by ITT Hartford.

In the event of the payee's death prior to the end of the designated period, the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by ITT Hartford.

Option 5 is an option that does not involve life contingencies.

Option 6:  Death Proceeds Remaining with ITT Hartford

Proceeds from the Death Benefit left with ITT Hartford. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death unless the beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time.

VARIABLE AND FIXED ANNUITY PAYMENTS: When an annuity is effected, unless otherwise

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                                                                         Page 34
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specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU
SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

VARIABLE ANNUITY: The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected.
The Contract contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by ITT Hartford which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.

ITT Hartford will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to ITT Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

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                                                                         Page 35
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ASSIGNMENT

The Contract may be assigned as collateral for a loan or other obligation. ITT Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Contracts.

                          EXECUTIVE OFFICERS AND DIRECTORS

                                                                OTHER BUSINESS
                                                             PROFESSION, VOCATION
                          POSITION WITH ITT                   OR EMPLOYMENT FOR
                            HARTFORD,YEAR                      PAST 5 YEARS; OTHER
NAME, AGE                    OF ELECTION                         DIRECTORSHIPS
---------                 -----------------                 ---------------------
Andrew, Joan M.           Vice President, 1992              Vice President and Director,
38                                                          National Service Center Operations (1992-Present), ITT Hartford.

Bossen, Wendell J.        Vice President, 1995**            Vice President (1992), Hartford Life Insurance Company;
62                                                          Executive Vice President (1984), Mutual Benefit.

Gregory A. Boyko          Vice President, 1995              Vice President and Controller
44                                                          (1995-Present), Hartford Life Insurance Company; Chief Financial Officer
                                                            (1994-1995), IMG American Life; Senior Vice President (1992-1994),
                                                            Connecticut Mutual.

Cummins, Peter W.         Vice President, 1993              Vice President, Individual Annuity Operations (1989-Present),
59                                                          Hartford Life  Insurance Company.


deRaismes, Ann M.         Vice President, 1994              Vice President (1994-Present), Assistant Vice President (1992),
45                                                          Director of Human Resources (1991-Present), Hartford Life Insurance
                                                            Company.

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                                                                         Page 36
--------------------------------------------------------------------------------


Dooley, James R.          Vice President, 1977              Vice President, Director
59                                                          Information Services (1973- Present), ITT Hartford.

                  EXECUTIVE OFFICERS AND DIRECTORS (Continued)

                                                                OTHER BUSINESS
                                                             PROFESSION, VOCATION
                          POSITION WITH ITT                   OR EMPLOYMENT FOR
                            HARTFORD,YEAR                      PAST 5 YEARS; OTHER
NAME, AGE                    OF ELECTION                         DIRECTORSHIPS
---------                 -----------------                 ---------------------
Fitch, Timothy M.        Vice President, 1995               Vice President (1995-Present); Assistant Vice President (1993);
43                                                          Director (1991), Hartford Life.

Frahm, Donald R.         Director, 1995*                    Chairman and Chief Executive Officer (1988-Present), ITT Hartford
64                                                          Insurance Group, Inc.


Gardner, Bruce D.        Director, 1991*                    Vice President (1996-Present) General Counsel and Corporate
45                                                           Secretary (1991), Hartford Life Insurance Company

Gareau, Joseph H.        Executive Vice President, 1993     Executive Vice President and
49                       Chief Investment Officer, 1993     Chief Investment Officer (1993-Present), Hartford Life
                         Director, 1993*                    Insurance Company

Gillette, Donald J.      Vice President, 1993               Vice President, Director of
50                                                          Marketing (1991-Present), ITT Hartford; MSI Insurance (1986)


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                                                                         Page 37
--------------------------------------------------------------------------------

Godkin, Lynda            Associate General Counsel, 1995    Associate General Counsel and Corporate Secretary
42                       Corporate Secretary, 1995          (1995-Present), Assistant General Counsel and Secretary
                                                            (1994), Counsel (1990), Hartford Life Insurance Company

--------------------------------------------------------------------------------
                                                                         Page 38
--------------------------------------------------------------------------------


                   EXECUTIVE OFFICERS AND DIRECTORS (Continued)

                                                                OTHER BUSINESS
                                                             PROFESSION, VOCATION
                          POSITION WITH ITT                   OR EMPLOYMENT FOR
                            HARTFORD,YEAR                      PAST 5 YEARS; OTHER
NAME, AGE                    OF ELECTION                         DIRECTORSHIPS
---------                 -----------------                 ---------------------
Grady, Lois W.           Vice President, 1993               Vice President  (1993-Present),  Assistant Vice President (1988),
51                                                          Hartford Life InsuranceCompany

Hall, David A.           Senior Vice President, 1993        Senior Vice President and Actuary, 1993Actuary (1993-Present),
42                                                          Hartford Life Insurance Company

Kanarek, Joseph          Vice President, 1994               Vice President (1991-Present),
48                       Director, 1994*                    Director (1992-Present), Hartford Life Insurance Company

Robert A. Kerzner        Vice President, 1994               Vice President (1994-Present),
44                                                          Regional Vice President (1991), Life Sales Manager (1990), Hartford Life
                                                            Insurance Company.

Kohlhof, LaVern L.       Vice President, 1980               Vice President and Secretary
66                       Secretary, 1980                    (1980-Present), ITT Hartford

Malchodi, Jr., William B.Vice President, 1994               Vice President (1994-Present),
45                       Director of Taxes, 1992            Director of Taxes (1992-Present), Assistant General Counsel and
                                                            Assistant Director of Taxes (1986), Hartford Insurance Group

--------------------------------------------------------------------------------
                                                                         Page 39
--------------------------------------------------------------------------------


                   EXECUTIVE OFFICERS AND DIRECTORS (Continued)

                                                                OTHER BUSINESS
                                                             PROFESSION, VOCATION
                          POSITION WITH ITT                   OR EMPLOYMENT FOR
                            HARTFORD,YEAR                      PAST 5 YEARS; OTHER
NAME, AGE                    OF ELECTION                         DIRECTORSHIPS
---------                 -----------------                 ---------------------
Marra, Thomas M.         Executive Vice President, 1995     Senior Vice President (1994),
37                       Director, 1994*                    Director of Individual Annuities (1991), Vice President (1989),
                                                            Hartford Life Insurance Company

Matthiesen, Steven L.    Vice President, 1984               Vice President, Director of New Business (1984-Present),
51                                                          ITT Hartford

Joseph J. Noto           Vice President, 1989               Vice President (1989-Present),
44                                                          Hartford Life Insurance Company.

Raymond, Craig D.        Vice President, 1993               Vice President and Chief Chief Actuary, 1994Actuary (1994-Present),
32                                                          Vice President (1993), Assistant Vice President (1992), Actuary (1989-
                                                            1994), Hartford Life Insurance Company

Schrandt, David T.       Vice President, 1987               Vice President, Treasurer and
48                       Treasurer, 1987                    Controller (1987-Present), ITT Hartford

Smith, Lowndes A.        President, 1993                    President and Chief Executive Chief Executive Officer, 1993 Officer
55                                                          (1993-Present), ITT Director, 1985*Hartford; President and Chief
                                                            Operating Officer (1989-Present), Hartford Life Insurance Company

--------------------------------------------------------------------------------
                                                                         Page 40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Page 41
--------------------------------------------------------------------------------


EXECUTIVE OFFICERS AND DIRECTORS (Continued)

                                                                OTHER BUSINESS
                                                             PROFESSION, VOCATION
                          POSITION WITH ITT                   OR EMPLOYMENT FOR
                            HARTFORD,YEAR                      PAST 5 YEARS; OTHER
NAME, AGE                    OF ELECTION                         DIRECTORSHIPS
---------                 -----------------                 ---------------------
Zlatkus, Lizabeth H.     Vice President, 1994               Vice President, Director Business Operations (1994),
36                       Director, 1994*                    Assistant Vice President, Director Executive Operations (1992),
                                                            Executive Staff Assistant to President (1990), Hartford Life Insurance
                                                            Company

-------------------
*    Denotes year of election to Board of Directors
**   ITT Hartford Affiliated Company

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                                                                         Page 42
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                        DISTRIBUTION OF THE CONTRACTS

ITT Hartford intends to sell the Contracts in all jurisdictions where it is licensed to do business. The Contracts will be sold by life insurance sales representatives who represent ITT Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable Federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are wholly-owned subsidiaries of Hartford Life Insurance Company. The principal business address of HESCO and HSD is the same as ITT Hartford.

The maximum sales commission payable to ITT Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 6.0% of initial and subsequent premiums. Additional annual compensation of no more than 0.75% of Account Value may be paid. From time to time, ITT Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

ITT Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The assets of the Separate Account are held by ITT Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of ITT Hartford. ITT Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by ITT Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of ITT Hartford.

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                                                                         Page 43
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                          FEDERAL TAX CONSIDERATIONS

GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon ITT Hartford's understanding of current Federal income tax laws as they are currently interpreted.

TAXATION OF ITT HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of ITT Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Contract Benefits and Right - Account Value," on
page   ).  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

ITT Hartford does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for Federal income taxes. If ITT Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF CONTRACT BENEFITS

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                                                                         Page 44
--------------------------------------------------------------------------------

For Federal income tax purposes, the Contracts should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Contract Owner is generally not taxed on increments in the contract value until the Contract is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Contract that is treated as life insurance. ITT Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

During the first fifteen Contract Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Contract.

The Maturity Date Extension Rider allows a Contract Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Contract is extended by rider, ITT Hartford believes that the Contract will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Contract is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Contract Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR CONTRACTS

Although ITT Hartford believes that the last survivor Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However,

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                                                                         Page 45
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an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional premiums are paid.

A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, a loan, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

ESTATE AND GENERATION SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Contract Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Contract. If the Contract Owner was not the last surviving Insured, the fair market value of the Contract would be included in the Contract Owner's estate upon the Contract Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

If the Contract Owner (whether or not he or she is an Insured) transfers ownership of the Contract to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Contract. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Contract Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

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                                                                         Page 46
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Section 817 of the Code provides that a variable life insurance contract
(other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as a life insurance contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

ITT Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. ITT Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification

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                                                                         Page 47
--------------------------------------------------------------------------------

regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, ITT Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. ITT Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Contract Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP OF CONTRACTS

Legislation has recently been proposed which would limit certain of the tax advantages now afforded non-individual owners of life insurance contracts. Prospective Contract Owners which are not individuals should consult a tax

--------------------------------------------------------------------------------
                                                                         Page 48
--------------------------------------------------------------------------------

adviser to determine the status of this proposed legislation and its potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Contract proceeds depend on the circumstances of each Contract Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                                 LEGAL PROCEEDINGS

There are no pending material legal proceedings affecting the Contracts, the Separate Account or any of the Funds.

                                   LEGAL MATTERS

Legal matters in connection with the issue and sale of flexible premium variable life insurance contracts described in this Prospectus and the organization of ITT Hartford, its authority to issue the Contracts under Connecticut law and the validity of the forms of the Contracts under Connecticut law and legal matters relating to the Federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of ITT Hartford Life Insurance Companies.

                                     EXPERTS

The financial statements and schedules for ITT Hartford included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report hereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report of ITT Hartford Life and Annuity Insurance Company (the depositor), which includes an explanatory paragraph with respect to changing the valuation

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                                                                         Page 49
--------------------------------------------------------------------------------

method in determining aggregate reserves for future benefits. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

The hypothetical Contract illustrations included in this Prospectus and Registration Statement have been approved by Michael Winterfield, FSA, MAAA, Director, Individual Annuity Inforce Management, for ITT Hartford, and are included in reliance upon his opinion as to their reasonableness.

                            REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, ITT Hartford, and the Contracts.

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                                                                         Page 50
--------------------------------------------------------------------------------


                                 APPENDIX A

                          ILLUSTRATIONS OF BENEFITS

The tables in Appendix A illustrate the way in which a Contract operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Contract. The illustrations for the last survivor Contract assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

The death benefit and surrender value for a Contract would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Contract Years. They would also differ if any Contract loan were made during the period of time illustrated.

The tables reflect the deductions of current Contract charges and guaranteed Contract charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Contract Year take into account an average daily charge equal to an annual charge of 0.75% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.75% average daily charge) of -0.75%, 5.25% and 11.25%, respectively.

In addition, the death benefit and surrender value as of the end of each Contract Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years; (2) administrative charge equal to an annual rate of 0.40% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and premium tax charge which may be applicable in the first nine Contract Years.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see

--------------------------------------------------------------------------------
                                                                         Page 51
--------------------------------------------------------------------------------

"Deductions and Charges - Charges Against The Separate Account - Taxes," page ___ ).

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually. ITT Hartford will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. ITT Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

--------------------------------------------------------------------------------
                                                                         Page 52
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               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            SINGLE LIFE OPTION
                         $10,000 INITIAL PREMIUM
                            ISSUE AGE 45 MALE
                      INITIAL FACE AMOUNT: $40,161

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,834          9,840          40,161        10,756          9,764          40,161
     2           11,025         11,740         10,755          40,161        11,575         10,593          40,161
     3           11,576         12,724         11,751          40,161        12,463         11,495          40,161
     4           12,155         13,794         12,987          40,161        13,427         12,626          40,161
     5           12,763         14,956         14,169          40,161        14,474         13,693          40,161
     6           13,401         16,219         15,657          40,161        15,613         15,057          40,161
     7           14,071         17,592         17,060          40,161        16,851         16,324          40,161
     8           14,775         19,083         18,788          40,161        18,198         17,907          40,161
     9           15,513         20,704         20,452          40,161        19,666         19,417          40,161
    10           16,289         22,465         22,465          40,161        21,268         21,268          40,161
    11           17,103         24,501         24,501          40,161        23,113         23,113          40,161
    12           17,959         26,724         26,724          40,161        25,145         25,145          40,161
    13           18,856         29,153         29,153          41,398        27,386         27,386          40,161
    14           19,799         31,808         31,808          43,896        29,864         29,864          41,213
    15           20,789         34,714         34,714          46,517        32,590         32,590          43,670
    16           21,829         37,895         37,895          49,264        35,574         35,574          46,247
    17           22,920         41,367         41,367          52,951        38,832         38,832          49,705
    18           24,066         45,156         45,156          56,897        42,386         42,386          53,407
    19           25,270         49,292         49,292          61,122        46,266         46,266          57,371
    20           26,533         53,807         53,807          65,645        50,502         50,502          61,613
    25           33,864         83,601         83,601          96,978        78,372         78,372          90,912
    35           55,160        201,997        201,997         214,118       180,092        189,092         200,438

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF I NSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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                                                                        Page 53
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $40,161

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,249          9,269          40,161        10,171          9,192          40,161
     2           11,025         10,506          9,546          40,161        10,337          9,380          40,161
     3           11,576         10,769          9,831          40,161        10,497          9,564          40,161
     4           12,155         11,040         10,275          40,161        10,651          9,891          40,161
     5           12,763         11,319         10,577          40,161        10,796         10,061          40,161
     6           13,401         11,605         11,089          40,161        10,930         10,421          40,161
     7           14,071         11,900         11,411          40,161        11,052         10,569          40,161
     8           14,775         12,202         11,941          40,161        11,158         10,902          40,161
     9           15,513         12,514         12,282          40,161        11,244         11,016          40,161
    10           16,289         12,833         12,833          40,161        11,309         11,309          40,161
    11           17,103         13,228         13,228          40,161        11,394         11,394          40,161
    12           17,959         13,636         13,636          40,161        11,455         11,455          40,161
    13           18,856         14,058         14,058          40,161        11,486         11,486          40,161
    14           19,799         14,494         14,494          40,161        11,486         11,486          40,161
    15           20,789         14,944         14,944          40,161        11,450         11,450          40,161
    16           21,829         15,409         15,409          40,161        11,370         11,370          40,161
    17           22,920         15,889         15,889          40,161        11,239         11,239          40,161
    18           24,066         16,385         16,385          40,161        11,048         11,048          40,161
    19           25,270         16,898         16,898          40,161        10,787         10,787          40,161
    20           26,533         17,428         17,428          40,161        10,442         10,442          40,161
    25           33,864         20,353         20,353          40,161         6,987          6,987          40,161
    35           55,160         27,852         27,852          40,161             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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                                                                         Page 54
--------------------------------------------------------------------------------

                  ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                          $10,000 INITIAL PREMIUM
                              ISSUE AGE 45 MALE
                         INITIAL FACE AMOUNT: $40,161

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500          9,665          8,698          40,161         9,586          8,649          40,161
     2           11,025          9,340          8,404          40,161         9,169          8,291          40,161
     3           11,576          9,026          8,118          40,161         8,747          7,925          40,161
     4           12,155          8,721          7,990          40,161         8,319          7,699          40,161
     5           12,763          8,425          7,720          40,161         7,883          7,312          40,161
     6           13,401          8,138          7,657          40,161         7,438          7,113          40,161
     7           14,071          7,860          7,401          40,161         6,980          6,696          40,161
     8           14,775          7,591          7,353          40,161         6,506          6,461          40,161
     9           15,513          7,330          7,111          40,161         6,013          6,002          40,161
    10           16,289          7,076          7,076          40,161         5,498          5,717          40,161
    11           17,103          6,865          6,865          40,161         4,978          5,211          40,161
    12           17,959          6,659          6,659          40,161         4,427          4,673          40,161
    13           18,856          6,459          6,459          40,161         3,843          4,100          40,161
    14           19,799          6,264          6,264          40,161         3,221          3,488          40,161
    15           20,789          6,073          6,073          40,161         2,558          2,833          40,161
    16           21,829          5,888          5,888          40,161         1,845          2,127          40,161
    17           22,920          5,707          5,707          40,161         1,075          1,361          40,161
    18           24,066          5,531          5,531          40,161           237            526          40,161
    19           25,270          5,360          5,360          40,161             0              0               0
    20           26,533          5,193          5,193          40,161             0              0               0
    25           33,864          4,420          4,420          40,161             0              0               0
    35           55,160          3,145          3,145          40,161             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 55
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                             ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,334

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
    1            10,500         10,834          9,840          33,334        10,727          9,736          33,334
    2            11,025         11,740         10,755          33,334        11,517         10,537          33,334
    3            11,576         12,724         11,751          33,334        12,378         11,411          33,334
    4            12,155         13,794         12,987          33,334        13,317         12,517          33,334
    5            12,763         14,956         14,169          33,334        14,343         13,564          33,334
    6            13,401         16,219         15,657          33,334        15,464         14,909          33,334
    7            14,071         17,592         17,060          33,334        16,688         16,163          33,334
    8            14,775         19,083         18,788          33,334        18,025         17,735          33,334
    9            15,513         20,704         20,452          33,334        19,487         19,238          33,334
   10            16,289         22,465         22,465          33,334        21,088         21,088          33,334
   11            17,103         24,501         24,501          33,334        22,940         22,940          33,334
   12            17,959         26,736         26,736          33,334        24,991         24,991          33,334
   13            18,856         29,218         29,218          34,478        27,270         27,270          33,334
   14            19,799         31,946         31,946          37,377        29,804         29,804          34,891
   15            20,789         34,928         34,928          40,517        32,585         32,585          37,799
   16            21,829         38,190         38,190          43,919        35,625         35,625          40,969
   17            22,920         41,765         41,765          47,195        38,958         38,958          44,023
   18            24,066         45,686         45,686          50,712        42,614         42,614          47,301
   19            25,270         49,992         49,992          54,492        46,627         46,627          50,824
   20            26,533         54,687         54,687          59,609        51,004         51,004          55,594
   25            33,864         85,841         85,841          90,992        80,060         80,060          84,864
   35            55,160        208,273        208,273         218,687       192,260        192,260         201,873

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 56
--------------------------------------------------------------------------------

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              SINGLE LIFE OPTION
                           $10,000 INITIAL PREMIUM
                             ISSUE AGE 55 FEMALE
                         INITIAL FACE AMOUNT: $33,334

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,249          9,269          33,334        10,142          9,164          33,334
     2           11,025         10,506          9,546          33,334        10,279          9,324          33,334
     3           11,576         10,769          9,831          33,334        10,412          9,480          33,334
     4           12,155         11,040         10,275          33,334        10,539          9,781          33,334
     5           12,763         11,319         10,577          33,334        10,661          9,928          33,334
     6           13,401         11,605         11,089          33,334        10,774         10,266          33,334
     7           14,071         11,900         11,411          33,334        10,875         10,394          33,334
     8           14,775         12,202         11,941          33,334        10,959         10,704          33,334
     9           15,513         12,514         12,282          33,334        11,021         10,793          33,334
    10           16,289         12,833         12,833          33,334        11,055         11,055          33,334
    11           17,103         13,228         13,228          33,334        11,106         11,106          33,334
    12           17,959         13,636         13,636          33,334        11,127         11,127          33,334
    13           18,856         14,058         14,058          33,334        11,117         11,117          33,334
    14           19,799         14,494         14,494          33,334        11,073         11,073          33,334
    15           20,789         14,944         14,944          33,334        10,988         10,988          33,334
    16           21,829         15,409         15,409          33,334        10,854         10,854          33,334
    17           22,920         15,889         15,889          33,334        10,656         10,656          33,334
    18           24,066         16,385         16,385          33,334        10,375         10,375          33,334
    19           25,270         16,898         16,898          33,334         9,991          9,991          33,334
    20           26,533         17,428         17,428          33,334         9,479          9,479          33,334
    25           33,864         20,353         20,353          33,334         3,955          3,955          33,334
    35           55,160         27,852         27,852          33,334             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 57
--------------------------------------------------------------------------------

               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75 NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
    1            10,500          9,665          8,698          33,334         9,558          8,593          33,334
    2            11,025          9,340          8,404          33,334         9,112          8,179          33,334
    3            11,576          9,026          8,118          33,334         8,662          7,761          33,334
    4            12,155          8,721          7,990          33,334         8,209          7,486          33,334
    5            12,763          8,425          7,720          33,334         7,750          7,053          33,334
    6            13,401          8,138          7,657          33,334         7,283          6,810          33,334
    7            14,071          7,860          7,401          33,334         6,803          6,352          33,334
    8            14,775          7,591          7,353          33,334         6,305          6,073          33,334
    9            15,513          7,330          7,111          33,334         5,782          5,568          33,334
   10            16,289          7,076          7,076          33,334         5,230          5,230          33,334
   11            17,103          6,865          6,865          33,334         4,665          4,665          33,334
   12            17,959          6,659          6,659          33,334         4,061          4,061          33,334
   13            18,856          6,459          6,459          33,334         3,419          3,419          33,334
   14            19,799          6,264          6,264          33,334         2,733          2,733          33,334
   15            20,789          6,073          6,073          33,334         1,997          1,997          33,334
   16            21,829          5,888          5,888          33,334         1,200          1,200          33,334
   17            22,920          5,707          5,707          33,334           324            324          33,334
   18            24,066          5,531          5,531          33,334             0              0               0
   19            25,270          5,360          5,360          33,334             0              0               0
   20            26,533          5,193          5,193          33,334             0              0               0
   25            33,864          4,420          4,420          33,334             0              0               0
   35            55,160          3,145          3,145          33,334             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 58
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            SINGLE LIFE OPTION
                          $10,000 INITIAL PREMIUM
                            ISSUE AGE 65 MALE
                       INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,834          9,840          19,380        10,650          9,660          19,380
     2           11,025         11,740         10,755          19,380        11,357         10,380          19,380
     3           11,576         12,724         11,751          19,380        12,131         11,169          19,380
     4           12,155         13,794         12,987          19,380        12,984         12,190          19,380
     5           12,763         14,956         14,169          19,380        13,930         13,156          19,380
     6           13,401         16,219         15,657          19,380        14,986         14,436          19,380
     7           14,071         17,595         17,063          19,883        16,172         15,650          19,380
     8           14,775         19,106         18,810          21,208        17,516         17,228          19,443
     9           15,513         20,760         20,508          22,629        19,027         18,780          20,740
    10           16,289         22,549         22,549          24,578        20,664         20,664          22,524
    11           17,103         24,595         24,595          26,563        22,536         22,536          24,340
    12           17,959         26,837         26,837          28,716        24,587         24,587          26,309
    13           18,856         29,275         29,275          31,325        26,816         26,816          28,693
    14           19,799         31,947         31,947          33,864        29,260         29,260          31,016
    15           20,789         34,856         34,856          36,948        31,916         31,916          33,831
    16           21,829         38,046         38,046          39,949        34,834         34,834          36,576
    17           22,920         41,517         41,517          43,594        38,005         38,005          39,906
    18           24,066         45,308         45,308          47,574        41,447         41,447          43,520
    19           25,270         49,448         49,448          51,921        45,177         45,177          47,436
    20           26,533         53,969         53,969          56,667        49,215         49,215          51,677
    25           33,864         83,837         83,837          88,030        74,965         74,965          78,714
    35           55,160        202,335        202,335         204,358       175,528        175,528         177,284

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 59
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             SINGLE LIFE OPTION
                          $10,000 INITIAL PREMIUM
                             ISSUE AGE 65 MALE
                       INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,249          9,269          19,380        10,062          9,086          19,380
     2           11,025         10,506          9,546          19,380        10,104          9,152          19,380
     3           11,576         10,769          9,831          19,380        10,123          9,196          19,380
     4           12,155         11,040         10,275          19,380        10,116          9,364          19,380
     5           12,763         11,319         10,577          19,380        10,077          9,351          19,380
     6           13,401         11,605         11,089          19,380        10,002          9,502          19,380
     7           14,071         11,900         11,411          19,380         9,880          9,406          19,380
     8           14,775         12,202         11,941          19,380         9,703          9,454          19,380
     9           15,513         12,514         12,282          19,380         9,455          9,232          19,380
    10           16,289         12,833         12,833          19,380         9,124          9,124          19,380
    11           17,103         13,228         13,228          19,380         8,730          8,730          19,380
    12           17,959         13,636         13,636          19,380         8,217          8,217          19,380
    13           18,856         14,058         14,058          19,380         7,564          7,564          19,380
    14           19,799         14,494         14,494          19,380         6,738          6,738          19,380
    15           20,789         14,944         14,944          19,380         5,699          5,699          19,380
    16           21,829         15,409         15,409          19,380         4,387          4,387          19,380
    17           22,920         15,889         15,889          19,380         2,723          2,723          19,380
    18           24,066         16,385         16,385          19,380           595            595          19,380
    19           25,270         16,898         16,898          19,380             0              0               0
    20           26,533         17,428         17,428          19,380             0              0               0
    25           33,864         20,353         20,353          21,371             0              0               0
    35           55,160         27,854         27,854          28,133             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 60
--------------------------------------------------------------------------------

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                           INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500          9,665          8,698          19,380         9,475          8,512          19,380
     2           11,025          9,340          8,404          19,380         8,923          7,994          19,380
     3           11,576          9,026          8,118          19,380         8,340          7,444          19,380
     4           12,155          8,721          7,990          19,380         7,720          7,004          19,380
     5           12,763          8,425          7,720          19,380         7,056          6,368          19,380
     6           13,401          8,138          7,657          19,380         6,338          5,875          19,380
     7           14,071          7,869          7,401          19,380         5,553          5,111          19,380
     8           14,775          7,591          7,353          19,380         4,684          4,461          19,380
     9           15,513          7,330          7,111          19,380         3,712          3,503          19,380
    10           16,289          7,076          7,076          19,380         2,616          2,616          19,380
    11           17,103          6,865          6,865          19,380         1,379          1,379          19,380
    12           17,959          6,659          6,659          19,380             0              0               0
    13           18,856          6,459          6,459          19,380             0              0               0
    14           19,799          6,264          6,264          19,380             0              0               0
    15           20,789          6,073          6,073          19,380             0              0               0
    16           21,829          5,888          5,888          19,380             0              0               0
    17           22,920          5,707          5,707          19,380             0              0               0
    18           24,066          5,531          5,531          19,380             0              0               0
    19           25,270          5,360          5,360          19,380             0              0               0
    20           26,533          5,193          5,193          19,380             0              0               0
    25           33,864          4,420          4,420          19,380             0              0               0
    35           55,160          3,145          3,145          19,380             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 61
--------------------------------------------------------------------------------

               ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                            LAST SURVIVOR OPTION
                          $10,000 INITIAL PREMIUM
                      ISSUE AGES: 55 MALE \ 55 FEMALE
                        INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,902          9,906          44,053        10,902          9,906          44,053
     2           11,025         11,882         10,894          44,053        11,882         10,894          44,053
     3           11,576         12,946         11,970          44,053        12,946         11,970          44,053
     4           12,155         14,103         13,292          44,053        14,103         13,292          44,053
     5           12,763         15,360         14,568          44,053        15,360         14,568          44,053
     6           13,401         16,726         16,159          44,053        16,726         16,159          44,053
     7           14,071         18,210         17,674          44,053        18,210         17,674          44,053
     8           14,775         19,825         19,526          44,053        19,822         19,523          44,053
     9           15,513         21,585         21,331          44,053        21,574         21,320          44,053
    10           16,289         23,505         23,505          44,053        23,477         23,477          44,053
    11           17,103         25,727         25,727          44,053        25,652         25,652          44,053
    12           17,959         28,162         28,162          44,053        28,031         28,031          44,053
    13           18,856         30,830         30,830          44,053        30,640         30,640          44,053
    14           19,799         33,755         33,755          44,053        33,507         33,507          44,053
    15           20,789         36,960         36,960          44,053        36,667         36,667          44,053
    16           21,829         40,479         40,479          46,551        40,154         40,154          46,177
    17           22,920         44,337         44,337          50,102        43,981         43,981          49,699
    18           24,066         48,565         48,565          53,908        48,175         48,175          53,475
    19           25,270         53,202         53,202          57,991        52,774         52,774          57,524
    20           26,533         58,305         58,305          63,553        57,828         57,828          63,033
    25           33,864         92,176         92,176          97,707        91,132         91,132          96,600
    35           55,160        230,373        230,373         241,893       219,404        219,404         230,374

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 62
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               LAST SURVIVOR OPTION
                             $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE \ 55 FEMALE
                           INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500         10,314          9,332          44,053        10,314          9,332          44,053
     2           11,025         10,632          9,669          44,053        10,632          9,669          44,053
     3           11,576         10,954         10,012          44,053        10,954         10,012          44,053
     4           12,155         11,279         10,509          44,053        11,279         10,509          44,053
     5           12,763         11,605         10,860          44,053        11,605         10,860          44,053
     6           13,401         11,941         11,422          44,053        11,931         11,412          44,053
     7           14,071         12,288         11,796          44,053        12,255         11,763          44,053
     8           14,775         12,646         12,383          44,053        12,574         12,311          44,053
     9           15,513         13,015         12,782          44,053        12,885         12,652          44,053
    10           16,289         13,396         13,396          44,053        13,182         13,182          44,053
    11           17,103         13,858         13,858          44,053        13,517         13,517          44,053
    12           17,959         14,337         14,337          44,053        13,834         13,834          44,053
    13           18,856         14,834         14,834          44,053        14,127         14,127          44,053
    14           19,799         15,349         15,349          44,053        14,393         14,393          44,053
    15           20,789         15,883         15,883          44,053        14,624         14,624          44,053
    16           21,829         16,436         16,436          44,053        14,809         14,809          44,053
    17           22,920         17,010         17,010          44,053        14,938         14,938          44,053
    18           24,066         17,606         17,606          44,053        14,991         14,991          44,053
    19           25,270         18,223         18,223          44,053        14,949         14,949          44,053
    20           26,533         18,863         18,863          44,053        14,787         14,787          44,053
    25           33,864         22,433         22,433          44,053        11,078         11,078          44,053
    35           55,160         31,836         31,836          44,053             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 63
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                         INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
     1           10,500          9,726          8,757          44,053         9,726          8,757          44,053
     2           11,025          9,452          8,512          44,053         9,451          8,512          44,053
     3           11,576          9,177          8,266          44,053         9,177          8,266          44,053
     4           12,155          8,899          8,166          44,053         8,899          8,166          44,053
     5           12,763          8,628          7,920          44,053         8,618          7,910          44,053
     6           13,401          8,365          7,881          44,053         8,331          7,848          44,053
     7           14,071          8,108          7,647          44,053         8,035          7,575          44,053
     8           14,775          7,859          7,619          44,053         7,727          7,489          44,053
     9           15,513          7,616          7,397          44,053         7,403          7,185          44,053
    10           16,289          7,380          7,380          44,053         7,058          7,058          44,053
    11           17,103          7,186          7,186          44,053         6,713          6,713          44,053
    12           17,959          6,996          6,996          44,053         6,334          6,334          44,053
    13           18,856          6,811          6,811          44,053         5,916          5,916          44,053
    14           19,799          6,630          6,630          44,053         5,451          5,451          44,053
    15           20,789          6,453          6,453          44,053         4,932          4,932          44,053
    16           21,829          6,280          6,280          44,053         4,345          4,345          44,053
    17           22,920          6,110          6,110          44,053         3,673          3,673          44,053
    18           24,066          5,945          5,945          44,053         2,896          2,896          44,053
    19           25,270          5,783          5,783          44,053         1,985          1,985          44,053
    20           26,533          5,625          5,625          44,053           910            910          44,053
    25           33,864          4,885          4,885          44,053             0              0               0
    35           55,160          3,633          3,633          44,053             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 64
--------------------------------------------------------------------------------

                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                             LAST SURVIVOR OPTION
                           $10,000 INITIAL PREMIUM
                       ISSUE AGES: 65 MALE \ 65 FEMALE
                        INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
    1            10,500         10,897          9,902          27,778        10,897         9,902           27,778
    2            11,025         11,862         10,875          27,778        11,862        10,875           27,778
    3            11,576         12,903         11,927          27,778        12,902        11,926           27,778
    4            12,155         14,037         13,227          27,778        14,021        13,211           27,778
    5            12,763         15,274         14,483          27,778        15,229        14,439           27,778
    6            13,401         16,623         16,057          27,778        16,535        15,969           27,778
    7            14,071         18,094         17,558          27,778        17,948        17,413           27,778
    8            14,775         19,698         19,399          27,778        19,482        19,185           27,778
    9            15,513         21,447         21,193          27,778        21,155        20,902           27,778
   10            16,289         23,354         23,354          27,778        22,988        22,988           27,778
   11            17,103         25,561         25,561          27,778        25,115        25,115           27,778
   12            17,959         27,981         27,981          29,940        27,485        27,485           29,409
   13            18,856         30,632         30,632          32,776        30,076        30,076           32,182
   14            19,799         33,537         33,537          35,550        32,914        32,914           34,889
   15            20,789         36,721         36,721          38,925        36,007        36,007           38,168
   16            21,829         40,211         40,211          42,222        39,396        39,396           41,367
   17            22,920         44,035         44,035          46,238        43,088        43,088           45,243
   18            24,066         48,227         48,227          50,639        47,104        47,104           49,460
   19            25,270         52,820         52,820          55,462        51,466        51,466           54,040
   20            26,533         57,887         57,887          60,782        56,231        56,231           59,043
   25            33,864         91,514         91,514          96,090        86,546        86,546           90,874
   35            55,160        228,720        228,720         231,007       203,577       203,577          205,613

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 65
--------------------------------------------------------------------------------

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               LAST SURVIVOR OPTION
                             $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
    1            10,500         10,309          9,327          27,778        10,309          9,327          27,778
    2            11,025         10,612          9,650          27,778        10,612          9,650          27,778
    3            11,576         10,917          9,976          27,778        10,907          9,967          27,778
    4            12,155         11,232         10,463          27,778        11,191         10,423          27,778
    5            12,763         11,556         10,812          27,778        11,460         10,717          27,778
    6            13,401         11,891         11,372          27,778        11,710         11,193          27,778
    7            14,071         12,236         11,744          27,778        11,935         11,445          27,778
    8            14,775         12,592         12,329          27,778        12,126         11,866          27,778
    9            15,513         12,960         12,727          27,778        12,275         12,045          27,778
   10            16,289         13,339         13,339          27,778        12,370         12,370          27,778
   11            17,103         13,799         13,799          27,778        12,451         12,451          27,778
   12            17,959         14,276         14,276          27,778        12,455         12,455          27,778
   13            18,856         14,770         14,770          27,778        12,368         12,368          27,778
   14            19,799         15,283         15,283          27,778        12,172         12,172          27,778
   15            20,789         15,815         15,815          27,778        11,843         11,843          27,778
   16            21,829         16,366         16,366          27,778        11,347         11,347          27,778
   17            22,920         16,937         16,937          27,778        10,641         10,641          27,778
   18            24,066         17,530         17,530          27,778         9,661          9,661          27,778
   19            25,270         18,144         18,144          27,778         8,326          8,326          27,778
   20            26,533         18,781         18,781          27,778         6,527          6,527          27,778
   25            33,864         22,335         22,335          27,778             0              0               0
   35            55,160         31,696         31,696          32,014             0              0               0

*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                                         Page 66
--------------------------------------------------------------------------------

                 ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                            GUARANTEED CHARGES**
               PREMIUMS        --------------------------------------       --------------------------------------
 END OF       ACCUMULATED                      CASH                                         CASH
CONTRACT    AT 5% INTEREST     ACCOUNT       SURRENDER         DEATH        ACCOUNT       SURRENDER         DEATH
  YEAR         PER YEAR         VALUE          VALUE          BENEFIT        VALUE          VALUE          BENEFIT
--------    --------------     -------       ---------        -------       -------       ---------        -------
    1            10,500          9,721          8,752          27,778         9,721          8,752          27,778
    2            11,025          9,432          8,493          27,778         9,432          8,493          27,778
    3            11,576          9,147          8,236          27,778         9,129          8,220          27,778
    4            12,155          8,869          8,136          27,778         8,809          8,077          27,778
    5            12,763          8,599          7,891          27,778         8,466          7,760          27,778
    6            13,401          8,336          7,852          27,778         8,095          7,614          27,778
    7            14,071          8,080          7,619          27,778         7,687          7,230          27,778
    8            14,775          7,831          7,592          27,778         7,232          6,996          27,778
    9            15,513          7,589          7,370          27,778         6,716          6,499          27,778
   10            16,289          7,354          7,354          27,778         6,122          6,122          27,778
   11            17,103          7,161          7,161          27,778         5,457          5,457          27,778
   12            17,959          6,972          6,972          27,778         4,673          4,673          27,778
   13            18,856          6,787          6,787          27,778         3,747          3,747          27,778
   14            19,799          6,606          6,606          27,778         2,652          2,652          27,778
   15            20,789          6,430          6,430          27,778         1,349          1,349          27,778
   16            21,829          6,257          6,257          27,778             0              0               0
   17            22,920          6,088          6,088          27,778             0              0               0
   18            24,066          5,923          5,923          27,778             0              0               0
   19            25,270          5,762          5,762          27,778             0              0               0
   20            26,533          5,604          5,604          27,778             0              0               0
   25            33,864          4,866          4,866          27,778             0              0               0
   35            55,160          3,619          3,619          27,778             0              0               0


*THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
**THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


   THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Report of Independent Public Accountants

To ITT Hartford Life & Annuity Insurance Company Putnam Capital Manager Trust Separate Account Five and to the Owners of Units of Interest therein:

We have audited the accompanying statement of assets & liabilities of ITT Hartford Life & Annuity Insurance Company Pnager Trust Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and the statement of changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ITT Hartford Life & Annuity Insurance Company Putnam Capital Manager Trust Separate Account Five as of December 31, 1995, and the results of its operations and the changes in its net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.


Hartford, Connecticut
February 20, 1996                         ARTHUR ANDERSEN LLP

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

Statement of Assets & Liabilities

December 31, 1995

                                                                        Asia    Growth     Global
                                                             Global     Pacific and        Asset        High
                                                Voyager      Growth     Growth  Income     Allocation   Yield
                                                Fund         Fund       Fund    Fund       Fund         Fund
                                                Sub-         Sub-       Sub-    Sub-       Sub-         Sub-
                                                Account      Account    Account Account    Account      Account
Assets
Investments:

PCM Voyager Fund
  Shares 48,274
  Cost $1,342,465
  Market Value:                                 $1,472,357  $      0    $     0 $        0 $      0     $     0

PCM Global Growth Fund
  Shares 35,443
  Cost $513,095
  Market Value:                                          0   538,028          0          0        0           0

PCM Asia Pacific Growth Fund
  Shares 4,223
  Cost $42,196
  Market Value:                                          0         0     43,203          0        0           0

PCM Growth and Income Fund
  Shares 116,700
  Cost $2,313,134
  Market Value:                                          0         0          0  2,505,549        0           0

PCM Global Asset Allocation Fund
  Shares 13,343
  Cost $201,319
  Market Value:                                          0         0          0          0  215,494           0

PCM High Yield Fund
  Shares 21,399
  Cost $256,380
  Market Value:                                          0         0          0          0        0     264,709

PCM U.S. Government and High Quality Bond Fund
  Shares 17,281
  Cost $225,893
  Market Value:                                          0         0          0          0        0          0

PCM New Opportunities Fund
  Shares 100,012
  Cost $1,412,475
  Market Value:                                          0         0          0          0        0          0

PCM Money Market Fund
  Shares 2,841,003
  Cost $2,841,003
  Market Value:                                          0         0          0          0        0          0

PCM Utilities Growth and Income Fund
  Shares 22,465
  Cost $272,929
  Market Value:                                          0         0          0          0        0          0

PCM Diversified Income Fund
  Shares 9,599
  Cost $100,812
  Market Value:                                          0         0          0          0        0          0

Due from ITT Hartford Life &
Annuity Insurance
Company                                             30,158         0          0     82,830        0     36,840

Total Assets                                    $1,502,515  $538,028    $43,203 $2,588,379 $215,494   $301,549

Liabilities
Due to ITT Hartford Life &
Annuity
Insurance Company                                        0         2          0          0        0          0

Payable for fund
shares purchased                                    30,120         0          0     82,171        0     36,721
Total Liabilities                                   30,120         2          0     82,171        0     36,721
Net Assets
(variable life
contract
liabilities)                                    $1,472,39   $538,026    $43,203 $2,506,208 $215,494   $264,828
Units Outstanding                                 104,005     46,100      4,223    184,547   17,267     22,383
Accumulation Unit
Value at
end of period                                  $14.156972 $11.670786 $10.230003 $13.580303 $12.4802 $11.831850

                                                U.S.
                                                Government
                                                and                                  Utilities
                                                High                                 Growth
                                                Quality                              and       Diversified
                                                Bond       New           Money       Income    Income
                                                Fund       Opportunities Market      Fund      Fund
                                                Sub-       Sub-          Sub-        Sub-      Sub-
                                                Account    Account       Account     Account   Account
Assets
Investments:

PCM Voyager Fund
  Shares 48,274
  Cost $1,342,465
  Market Value:                                $      0   $        0    $        0   $      0  $       0

PCM Global Growth Fund
  Shares 35,443
  Cost $513,095
  Market Value:                                       0            0             0          0          0

PCM Asia Pacific Growth Fund
  Shares 4,223
  Cost $42,196
  Market Value:                                       0            0             0          0          0

PCM Growth and Income Fund
  Shares 116,700
  Cost $2,313,134
  Market Value:                                       0            0             0          0          0

PCM Global Asset Allocation Fund
  Shares 13,343
  Cost $201,319
  Market Value:                                       0            0             0          0          0

PCM High Yield Fund
  Shares 21,399
  Cost $256,380
  Market Value:                                       0            0             0          0          0

PCM U.S. Government and High Quality Bond Fund
  Shares 17,281
  Cost $225,893
  Market Value:                                 237,438            0             0          0          0

PCM New Opportunities Fund
  Shares 100,012
  Cost $1,412,475
  Market Value:                                       0    1,563,192             0          0          0

PCM Money Market Fund
  Shares 2,841,003
  Cost $2,841,003
  Market Value:                                       0            0     2,841,003          0          0

PCM Utilities Growth and Income Fund
  Shares 22,465
  Cost $272,929
  Market Value:                                       0            0             0    298,339          0

PCM Diversified Income Fund
  Shares 9,599
  Cost $100,812
  Market Value:                                       0            0             0          0    105,881

Due from ITT Hartford Life &
Annuity Insurance
Company                                               0        6,472       702,079      4,559    036,921

Total Assets                                   $237,438   $1,569,664    $3,543,082   $302,898   $142,802

Liabilities
Due to ITT Hartford Life &

Annuity
Insurance Company                                     0            0             0          0          0

Payable for fund
shares purchased                                      0        6,448       701,800      4,561     36,721
Total Liabilities                                     0        6,448       701,800      4,561     36,721
Net Assets
(variable life
contract
liabilities)                                   $237,438   $1,563,216    $2,841,282   $298,337   $106,081
Units Outstanding                                19,698      107,405     2,695,879     22,761      8,859
Accumulation Unit
Value at
end of period                                $12.054164   $14.554430     $1.053935 $13.107694 $11.974198



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

Statement of Operations

For the period January 10, 1995

                                                 Asia              Growth            Global
                                                 Global            Pacific           and               Asset
                               Voyager           Growth            Growth            Income            Allocation
                               Fund              Fund              Fund              Fund              Fund
                               Sub-              Sub-              Sub-              Sub-              Sub-
                               Account           Account           Account           Account           Account
Investment Income:
Dividends                      $        30       $       91        $           0     $       387       $     192
Net investment
income (loss)                           30               91                    0             387             192
Capital gains income                   224              170                    0             100               0
Net realized and
unrealized gain
(loss) on
investments:
Net realized gain
(loss) on security
transactions                           379               31                  (36)             18             134
Net unrealized
appreciation
(depreciation) of
investments during
the period                          129,891          24,935                 1,006         192,416          14,176
Net gains (losses) on
investments                         130,270          24,966                   970         192,434          14,310
Net increase
(decrease) in net
assets resulting
from operations:                   $130,524         $25,227                  $970        $192,921         $14,502

                                                   U.S.
                                                   Government
                                                   and                                                  Utilities
                                                   High                                                 Growth
                                    High           Quality                                              and             Diversified
                                    Yield          Bond              New                 Money          Income          Income
                                    Fund           Fund              Opportunities       Market         Fund            Fund
                                    Sub-           Sub-              Sub-                Sub-           Sub-            Sub-
                                    Account        Account           Account             Account        Account         Account
Investment Income:
Dividends                           $   916        $    696          $          1        $ 44,306       $     543        $   521
Net investment
income (loss)                           916             696                     1          44,306             543            521
Capital gains income                      0               0                    31               0               0              0
Net realized and
unrealized gain
(loss) on
investments:
Net realized gain
(loss) on security
transactions                            83               99                 (213)               0             516             679
Net unrealized
appreciation
(depreciation) of
investments during
the period                           8,329           11,545              150,716                0           25,411          5,068
Net gains (losses) on
investments                          8,412           11,644              150,503                0           25,927          5,747
Net increase
(decrease) in net
assets resulting
from operations:                    $9,328          $12,340             $150,535          $44,306          $26,470       $  6,268


*From inception, May 1, 1995, to December 31, 1995


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

                                                                                             U.S.
                                                                                             Govern-
                                                                                             ment
                                                                                             and
                                        Asia      Growth    Global                           High
                                        Global    Pacific   and         Asset       High     Quality   New
                            Voyager     Growth    Growth    Income      Allocation  Yield    Bond      Opport-     Money
                            Fund        Fund      Fund      Fund        Fund        Fund     Fund      unities     Market
                            Sub-        Sub-      Sub-      Sub-        Sub-        Sub-     Sub-      Sub-        Sub-
                            Account     Account   Account   Account     Account     Account  Account   Account     Account
Operations:
Net investment
income (loss)                $     30   $    91   $      0  $      387  $    192    $   916  $    696  $       1   $   44,306
Capital gains income              224       170          0         100         0          0         0         31            0
Net realized gain (loss)
on security
transactions                      379        31        (36)         18       134         83        99       (213)           0
Net unrealized
appreciation
(depreciation) of
investments during
the period                    129,891    24,935      1,006     192,416    14,176      8,329    11,545    150,716            0
Net increase (decrease)
in net assets resulting
from operations               130,524    25,227        970     192,921    14,502      9,328    12,340    150,535       44,306
Unit transactions:
Purchases                           0         0          0           0         0          0         0          0   10,030,006
Net transfers               1,365,625   527,767     52,584   2,340,814   215,112    268,388   238,607  1,436,274   (6,734,538)
Surrenders                    (21,100)  (14,119)   (10,314)    (23,281)  (13,604)   (12,554)  (13,066)   (21,087)     (30,724)
Loan withdrawals                    0         0          0           0         0          0         0          0     (457,482)
Cost of Insurance              (2,654)     (849)       (37)     (4,246)     (516)      (334)     (443)    (2,506)     (10,286)
Net increase (decrease)
in net assets resulting
from unit transactions      1,341,871   512,799     42,233   2,313,287   200,992    255,500   225,098  1,412,681    2,796,976
Total increase (decrease)
in net assets               1,472,395   538,026     43,203   2,506,208   215,494    264,828   237,438  1,563,216    2,841,282
Net assets:
Beginning of period                 0         0          0           0         0          0         0          0            0
End of period              $1,472,395  $538,026    $43,203  $2,506,208  $215,494   $264,828  $237,438 $1,563,216   $2,841,282

*From inception, May 1, 1995, to December 31, 1995





                            Utilities
                            Growth       Divers-
                            and          ified
                            Income       Income
                            Fund         Fund
                            Sub-         Sub-
                            Account      Account
Operations:
Net investment
income (loss)               $    543     $   521
Capital gains income               0           0
Net realized gain (loss)
on security
transactions                     516         679
Net unrealized
appreciation
(depreciation) of
investments during
the period                    25,411       5,068
Net increase (decrease)
in net assets resulting
from operations               26,470       6,268
Unit transactions:
Purchases                          0           0
Net transfers                287,063     112,303
Surrenders                   (14,542)    (12,286)
Loan withdrawals                 0             0
Cost of Insurance               (654)       (204)
Net increase (decrease)
in net assets resulting
from unit transactions       271,867      99,813
Total increase (decrease)
in net assets                298,337     106,081
Net assets:
Beginning of period                0           0
End of period               $298,337    $106,081

*From inception, May 1, 1995, to December 31, 1995

PUTNAM CAPITAL MANAGER TRUST SEPARATE ACCOUNT FIVE - ITT HARTFORD LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

1.  ORGANIZATION:

Putnam Capital Manager Trust Separate Account Five (the Account) is a separate investment account within ITT Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The account commenced operations on JanuarAccount invests deposits by Variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) Security Transactions--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the funds which are characterized as capital gains under tax regulations.

B) Security Valuation--The investment in shares of the Funds is valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

C) Federal Income Taxes The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

D) Use of estimates The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life & Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Wisconsin corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1995 and 1994, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1995. these financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from opinion, because the differences in accounting practices as described in Note1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted aples, the financial position of the Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended
December 31, 1995.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with statutory accounting practices as described in
Note 1.

As discussed in Note 1 of notes to statutory financial statements, the Company changed its valuation method in determining aggregate reserves for future benefits.


Hartford, Connecticut
January 24, 1996                       ARTHUR ANDERSEN LLP

                ITT Hartford Life and Annuity Insurance Company
                       Statutory Statements of Income

                                                            For the year ended December 31,
                                                                  1995       1994       1993
Revenues
  Premiums and other considerations                             $165,792   $442,173    $14,281
  Annuity and other fund deposits                              1,087,661    608,685  1,986,140
  Net investment income                                           78,787     29,012      7,970
  Commissions and expense allowances on reinsurance ceded        183,380    154,527     60,700
  Reserve adjustment on reinsurance ceded                      1,879,785  1,266,926          0
  Other revenues                                                 140,796     41,857    369,598
    Total Revenues                                             3,536,201  2,543,180  2,438,689

  Benefits and Expenses
  Death and annuity benefits                                      53,029      7,948      3,192
  Surrenders and other benefit payments                          221,392    181,749      4,955
  Commissions and other expenses                                 236,202    186,303    132,169
  Increase in reserves for future benefits                        94,253    416,748      5,120
  Increase in liability for premium and other deposit funds      460,124    182,934    281,024
  Net transfers to separate accounts                           2,414,669  1,541,419  2,013,183
    Total Benefits and Expenses                                3,479,669  2,517,101  2,439,643

Net Gain (Loss) From Operations
  Before Federal Income Tax Expense                               56,532     26,079       (954)
  Federal income tax expense                                      14,048     24,038     11,270

Net Gain (Loss) From Operations                                   42,484      2,041    (12,224)
  Net realized capital gains (losses)                                374         (2)       877
  Net Income (Loss)                                              $42,858     $2,039   $(11,347)

The accompanying Notes are an integral part of these financial statements.

               ITT Hartford Life and Annuity Insurance Company
                           Statutory Balance Sheets

                                                    As of December 31,
                                                         1995         1994
Assets
  Bonds                                            $1,226,489     $798,501
  Common stocks                                        39,776        2,275
  Policy Loans                                         22,521       20,145
  Cash and short-term investments                     173,304       84,312
  Other invested Assets                                13,432        2,519
    Total Cash and Invested Assets                  1,475,522      907,752

Investment income due and accrued                      18,021       12,757
  Premium balances receivable                             402          467
  Receivables from affiliates                           8,182        2,861
  Other assets                                         25,907       13,749
  Separate account assets                           7,324,910    3,588,077
    Total Assets                                   $8,852,944   $4,525,663

Liabilities
  Aggregate reserves for future benefits             $542,082     $447,284
  Policy and contract claims                            8,223        9,902
  Liability for premium and other deposit funds       948,361      479,202
  Asset valuation reserve                               8,010        2,422
  Payable to affiliates                                 3,682        7,840
  Other liabilities                                  (220,658)    (100,349)
  separate account liabilities                      7,324,910    3,588,077
    Total Liabilities                               8,614,610    4,434,378

Capital and Surplus
  Common stock                                          2,500        2,500
  Gross paid-in and contributed surplus               226,043      114,109
  Unassigned funds                                      9,791      (25,324)
    Total Capital and Surplus                         238,334       91,285

Total Liabilities and Capital and Surplus          $8,852,944   $4,525,663

The accompanying Notes are an integral part of these Consolidated Financial Statements.

               ITT Hartford Life and Annuity Insurance Company
           Statutory Statements of Changes in Capital and Surplus


                                            For the years ended December 31,
                                                     1995      1994      1993
Capital and Surplus - Beginning of Year           $91,285   $88,693   $30,027
  Net income (loss)                                42,858     2,039   (11,347)
  Net unrealized gains (losses)                     1,709      (133)   (1,198)
  Change in asset valuation reserve                (5,588)   (1,356)      135
  Change in non-admitted assets                    (1,944)   (8,599)    1,076
  Change in reserve (valuation basis - see Note 1)      0    10,659         0
  Aggregate write-ins for surplus (see Note 3)      8,080       (18)        0
  Dividends to shareholder                        (10,000)        0         0
  Paid-in surplus                                 111,934         0    70,000
  Change in Capital and Surplus                   147,049     2,592    58,666

Capital and surplus - End of Year                $238,334   $91,285   $88,693


The accompanying Notes are an integral part of these Consolidated Financial Statements.

                ITT Hartford Life and Annuity Insurance Company
                      Statutory Statements of Cash Flows
                                     ($000)

                                                         For the years ended December 31,
                                                               1995        1994        1993
Operations
  Premiums, annuity considerations and fund deposits     $1,253,511  $1,050,493  $2,000,492
  Investment Income                                          78,328      24,519       5,594
  Other Income                                            2,253,466   1,515,700     434,851
    Total income                                          3,585,305   2,590,712   2,440,937

  Benefits paid                                             277,965     181,205       8,215
  Federal income taxes paid on operations                   208,423      20,634       9,666
  Other expenses                                          2,664,385   1,832,905   2,231,477
    Total benefits and expenses                           3,150,773   2,034,744   2,249,358
      Net Cash from Operations                              434,532     555,968     191,579

Precedes from Investments
  Bonds                                                    $287,941     $87,747     $88,334
  Common stocks                                                  52           0           0
  Other                                                          28          40      23,638
  Net Investment Proceeds                                   288,021      87,787     111,972

Tax on capital Gains                                            226         (96)        376
  Paid-In Surplus                                           111,934           0      70,000
  Other Cash Provided                                        28,199      30,554           0
    Total Proceeds                                          862,460     674,405     373,175

Cost of Investments Acquired
  Bonds                                                     720,521     595,181     314,933
  Common stocks                                              35,794         808         567
  Miscellaneous applications                                  2,146       2,523           0
    Net Investment Acquired                                 758,461     598,512     315,500

Other Cash Applied
  Dividends paid to stockholder                              10,000           0           0
  Other                                                       5,007      24,813      24,626
    Total Other Cash Applied                                 15,007      24,813      24,626
      Total Applications                                    773,468     623,325     340,126

Net Change in Cash and Short-Term Investments                88,992      51,080      33,049

Cash and Short-Term Investments, Beginning of Year           84,312      33,232         183

Cash and Short-Term Investments, End of Year               $173,304     $84,312     $33,232

The accompanying Notes are an integral part of these Consolidated Financial Statements.

ITT Hartford Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 1995
(Amounts in thousands unless otherwise stated)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

ITT Hartford Life and Annuity Insurance Company (ILA or the Company), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company (HLIC), which is an indirect subsidiary of ITT Hartford Group, Inc. (ITTHartford), formerly a wholly owned subsidiary of ITT Corporation (ITT). On December 19, 1995, ITT Corporation distributed all the outstanding shares of ITT Hartford Group to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, ITT Hartford became an independent, publicly traded company.

ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

Basis of Presentation

The accompanying ILA statutory basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the Insurance Department of the State of Wisconsin.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Statutory accounting practices and generally accepted accounting principles
(GAAP) differ in certain significant respects. These differences principally involve:

    (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

    (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying peract and which for GAAP purposes, generally, for universal life policies and investment products, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

    (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerable from interest and mortality assumptions used for GAAP financial reporting;

    (4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

    (5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agent's balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

    (6) establishing accruals for post-retirement and post-employment health care benefits on an optional basis, immediate recognition or a twenty year phase-in approach, whereas GAAP liabilities were established at date of adoption;

    (7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

    (8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

    (9) the reporting of fixed maturities at amortized cost, where GAAP requires that fixed maturities be classified as "held-to-maturity,"

"available-for-sale" or "trading," based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Unrealized Gain/Loss on Investments, Net of Tax". For statutory reporting purposes, Net Unrealized Loss on investments represents unrealized gains or losses on common stock and other bonds reported at fair value; and

    (10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method (CARVM), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whlities are valued at account value.

As of December 31, 1995, 1994 and 1993, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                                              1995       1994       1993
GAAP net income:                                           $38,821    $23,295     $6,071

Amortization and deferral of policy acquisition costs     (174,341)  (117,863)  (147,700)
Benefit reserve adjustment                                  31,392     30,912     14,059
Deferred taxes                                               2,801     (9,267)    (7,123)
Separate accounts                                          146,635     75,941    110,547
Coinsurance                                                      0      3,472     11,578
Other, net                                                  (2,450)    (4,451)     1,221
Statutory net income (loss)                                $42,858     $2,039   $(11,347)

GAAP capital and surplus                                  $455,541   $199,785   $198,408

Deferred policy acquisition costs                         (596,542)  (422,201)  (304,338)
Benefit reserve adjustment                                  74,782     85,191     43,621
Deferred taxes                                               1,493     13,257     13,706
Separate accounts                                          333,123    186,488    110,547
Asset valuation reserve                                     (8,010)    (2,422)    (1,066)
Coinsurance                                                      0          0     22,642
Unrealized gain (loss) on bonds                             (1,696)    21,918          0
Adjustment relating to lyndon contribution                 (41,277)         0          0
Other, net                                                  20,920      9,269      5,173
Statutory capital and surplus                             $238,334    $91,285    $88,693

AGGREGATE RESERVES AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with presently accepted actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables at various rates ranging from 2.5% to 6.0%. Accumulation and on-benefit annuity reserves are based principally on Individual Annuity tables at various rates ranging from 2.5% to 8.75% and using the Commissioner's Annuity Reserve Valuation Method (CARVM). Accident and health reserves are established using a two year preliminary term method and morbidity tables bases on Company experience.

ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

During 1994, the Company changed the valuation method on aggregate reserves for future benefits resulting in a $10.7 million increase in surplus. The new valuation method is in accordance with presently accepted actuarial standards.

INVESTMENTS

Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the National Association of Insurance Commissioners (NAIC) Securities Valuation Office (SVO) are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at market value with the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

Changes in unrealized capital gains and losses on common stock are reported as additions to or reductions of surplus. The Asset Valuation Reserve is designed to provide a standardized reserve process for realized and unrealized losses due to the default and equity risks associated with invested assets. The reserve increased by $5,588, $1,356 and $135 in 1995, 1994 and 1993, respectively.
Additionally, the Interest Maintenance Reserve (IMR) captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes, not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital gains reclassified from the IMR was $39 in 1995 and the amount of net capital losses was $67 and $264 in 1994 and 1993, respectively. The amount of income amortized was $256, $114 and $178 in 1995, 1994 and 1993, respectively.

OTHER LIABILITIES

The amount reflected in other liabilities includes a receivable from the separate accounts of $333.1, $186.5 million in 1995 and 1994, respectively. The balances are classified in accordance with NAIC accounting practices.

2. Investments

(a) Components of Net Investment Income

                                                                         1995      1994     1993
Interest income from fixed maturity securities                        $76,100   $28,335   $7,541
Interest income from policy loans                                       1,504       454      124
Interest and dividends from other investments                           2,288     1,069      481
Gross investment income                                                79,892    29,858    8,146
Less: investment expenses                                               1,105       846      176
  Net Investment Income                                               $78,787   $29,012   $7,970

(b) Unrealized Gains/(Losses) on Common Stocks

                                                                         1995       1994      1993
Gross unrealized gains at end of year                                  $1,724        $75      $148
Gross unrealized losses at end of year                                      0        (60)        0
Net unrealized gains                                                    1,724         15       148
Balance at beginning of year                                               15        148        93
  Change in net unrealized gains (losses) on equity securities         $1,709      $(133)      $55

(c) Unrealized Gains/(Losses) on Bonds and Short-term Investments

                                                                         1995       1994      1993
Gross unrealized gains at end of year                                 $22,251       $986    $5,916
Gross unrealized losses at end of year                                 (1,374)   (34,718)     (684)
Net unrealized gains (losses) after tax                                20,877    (33,732)    5,232
Balance at the beginning of the year                                  (33,732)     5,232     2,287
  Change in net unrealized gains (losses) on
  bonds and short-term investments                                    $54,609   $(38,964)   $2,945

(d) Components of Net Realized Capital Gains (Losses)

                                                                         1995       1994      1993
Bonds and short term investments                                         $156      $(101)    $(316)
Common stocks                                                              52          0         0
Real estate and other                                                       0         34     1,316
Realized gains (losses)                                                   208        (67)    1,000
Capital gains (benefit) taxes                                            (205)         2       386
Net realized capital gains (losses) after tax                             413        (69)      614
Less: IMR capital gains (losses)                                           39        (67)     (263)
  Net realized (losses) gains                                            $374        $(2)     $877

(e) Off-Balance Sheet Investments The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1995 and 1994.

(f) Concentration of Credit Risk Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

(g)  Bonds, Short-term and Common Stock Investments

                                                                               1995
                                                            Amortized    Gross Unrealized        Fair
                                                              Cost       Gains      Losses       Value
U.S. Government and government agencies and authorities:
  Guaranteed and sponsored                                   $44,268       $14       ($248)     $44,034
  Guaranteed and sponsored-asset backed                      176,160     4,644        (682)     180,122
State, municipalities and political subdivisions              16,948        38          (6)      16,980
International governments                                      5,402       441           0        5,843
Public utilities                                             108,083     1,652         (90)     109,645
All other corporate                                          374,058     8,145        (248)     381,955
All other corporate-asset backed                             410,197     5,841         (89)     415,949
Short-term investments                                       139,011        18           0      139,029
Certificates of deposit                                       91,373     1,458         (11)      92,820
  Total                                                   $1,365,500   $22,251     ($1,374)  $1,386,377

                                                                               1995
                                                            Amortized    Gross Unrealized        Fair
                                                              Cost       Gains      Losses       Value
Common stock-unaffiliated                                     $2,668      $555          $0       $3,223
Common stock-affiliated                                       35,384     1,169           0       36,553
  Total Common Stock                                         $38,052    $1,724          $0      $39,776

                                                                               1994
                                                            Amortized    Gross Unrealized        Fair
                                                              Cost       Gains      Losses       Value
U.S. Government and government agencies and authorities:
  Guaranteed and sponsored                                  $175,925        $0    ($12,059)    $163,866
  Guaranteed and sponsored-asset backed                      142,318       382      (4,911)     137,789
State, municipalities and political subdivisions              10,409         0        (603)       9,806
International governments                                      2,248         0         (69)       2,179
Public utilities                                              29,509        31      (1,271)      28,269
All other corporate                                          257,301       246      (9,452)     248,095
All other corporate-asset backed                             112,390       327      (4,066)     108,651
Short-term investments                                        56,365         0           0       56,365
Certificates of deposit                                       68,401         0      (2,287)      66,114
  Total                                                     $854,866      $986    ($34,718)    $821,134

                                                                               1994
                                                            Amortized    Gross Unrealized        Fair
                                                              Cost       Gains      Losses       Value
Common stock-unaffiliated                                     $2,260       $75        ($60)      $2,275

The amortized cost and estimated market value of bonds and short-term investments at December 31, 1995 by management's anticipated maturity are shown below. asset backed securities are distributed to maturity year bases on ILA's estimate of the rate of future prepayments of principal over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting the borrowers' rights to call or prepay their obligations.

                                                                 Estimated
                                                    Amortized         Fair
                                                      Cost           Value
         Maturity
         Due in one year or less                    $  439,793  $   442,327
         Due after one year through five years         840,088      855,741
         Due after five years through ten years         80,820       83,432
         Due after ten years                             4,799        4,877
           Total                                    $1,365,500   $1,386,377

Proceeds from sales of investments in bonds and short-term investments during 1995, 1994 and 1993 were $313,961, $117,912 and $333,023, respectively, resulting in gross realized gains of $1,419, $518 and $937, respectively, and gross realized losses of $1,263, $624 and $1,255, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(h)  Fair Value of Financial Instruments
Balance sheet items: (in millions)

                                                   1995             1994
                                            Carrying    Fair   Carrying   Fair
                                              Amount   Value    Amount   Value
Assets
 Fixed maturities                             $1,366  $1,386     $855     $821
 Common stocks                                    40      40        2        2
 Policy loans                                     23      23       20       20
 Miscellaneous                                    13      13        2        2

Liabilities
 Liabilities on investment contracts          $1,031    $981     $534     $526

The carrying amounts for policy loans approximates fair value. The liabilities are determined by forecasting future cash flows discounted at current market rates.

3. Related Party Transactions: Transactions between the Company and its affiliates within ITT Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends.

On June 30, 1995, the assets of Lyndon Insurance Company were contributed to
ILA.   As a result, ILA received approximately $365 million in fixed maturities, equity securities and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 were recorded as an increase to paid-in surplus.

For additional information, see Note 5.

4. Federal Income Taxes: The Company is included in the consolidated Federal income tax return of ITT Hartford and its includable subsidiaries. Allocation of taxes is based primarily upon separate company tax return calculations with current credit for net losses used in consolidation except that increases resulting from consolidation are allocated in proportion to seounts. Intercompany Federal income tax balances are generally settled quarterly with Hartford Fire Insurance Company (Hartford Fire), a subsidiary of ITT Hartford. Federal income taxes paid by the Company were $215,921, $20,538, and $10,042 in 1995, 1994 and 1993, respectively. The effective tax rate was 25%, 92%, and 1,181% in 1995, 1994, and 1993, respectively. The following schedule provides a reconciliation of the effective tax rate (in millions).

                                                        1995    1994    1993
Tax provision (benefit) at US statutory rate              20       9      (1)
Tax acquisition deferred costs                             8       8      10
Statutory to tax reserves                                  3       5       0
Investments and other                                    (17)      2       2
Federal income tax expense                                14      24       1

5. Capital and Surplus and Shareholder Dividend Restrictions: The maximum amount of dividends which can be paid, without prior approval, by State of Wisconsin insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. ILA paid dividends of $10 million to its parent, HLIC, in 1995. No dividends were paid in 1994 and 1993. As a result of the distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which exceeded liabilities at the contribution date ($112 million) was included in paid-in capital.

6. Pension Plans and Other Post-Retirement and Post-Employments Benefits: The Company's employees are included in ITT Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $1,034, $1,211, and $765 in 1995, 1994 and 1993, respectively. Liabilities for the plan are held by Hartford Fire.

The Company also participates in ITT Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statemenire. The cost to ILA was not material in 1995, 1994 and 1993.

The Company's employees are included in Hartford Fire's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by Hartford Fire for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial.

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 10.1% for 1995, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1995, 1994 and 1993.

Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long term disability. Post-employment benefit expense was not material in 1995, 1994 and 1993.

7. Reinsurance: The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

Life insurance net retained premiums were comprised of the following:

                                        For the years ended December 31
                                            1995      1994      1993
Direct premiums                          159,918   133,180   131,586
Premiums assumed                          13,299       960       841
Premiums ceded                             7,425  (308,033)  118,146
Premiums and annuity considerations      165,792   442,173    14,281

In December 1994, the Company ceded to a third party, on a modified coinsurance basis, 80% of the variable annuity business writt ceded business includes both general and separate account liabilities. As a result of the agreement ILA transferred approximately $1,352 million in assets and liabilities. The financial impact of the cession was an increase of approximately $15 million to net income and surplus.

In November 1994, the Company ceded, on a modified coinsurance basis, 30% of the separate account variable annuity business distributed by Paine Webber to Paine Webber Life Insurance Company (PWLIC). As a result of the agreement, ILA transferred approximately $24 million in assets and liabilities to PWLIC. The financial impact of the cession was an increase of approximately $765 to net income and surplus.

In October 1994, the agreement, effective December 1990, which required ILA to coinsure 90% of all existing and new business, excluding variable annuity business, written by the Company to HLIC, was terminated. As a result of the termination, ILA received approximately $430 million in assets and liabilities from HLIC. The impact of the transaction was a decrease of approximately $15 million to net income and surplus.

In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of Hartford Life and Accident, an affiliate. As a result of this transaction, the assets and liabilities of the Company increased approximately $1 billion, substantially all of which was transferred to the separate accounts of the Company. The remaining assets and liabilities (approximately $41 million) were transferred in October 1995. The impact of these transactions on net income and surplus was not significant.

8. Separate Accounts: The Company maintains separate account assets and liabilities totaling $7.3 billion and $3.6 billion at December 31, 1995 and 1994, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with the Commissioners Annuity Reserve Valuation Meich approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $72 million, $42 million, and $6 million in 1995, 1994, and 1993, respectively.

9. Commitments and Contingencies: As of December 31, 1995, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the course normal of its business.
In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the company in certain states. ILA paid guaranty fund assessments of $1,684, $583, and $495 in 1995, 1994, and 1993,
respectively.